Exhibit 99.1

Digital River Reports Second Quarter 2011 Financial Results

MINNEAPOLIS--(BUSINESS WIRE)--July 28, 2011--Digital River, Inc. (NASDAQ: DRIV), a leading provider of global e-commerce solutions, reports its second quarter financial results.

Second Quarter Ended June 30, 2011
GAAP Results
Second quarter revenue totaled $92.5 million, in line with management’s guidance. This compared to revenue of $81.8 million during the same period in 2010.

Second quarter GAAP net income was $291 thousand, or $0.01 per diluted share, which compared to a GAAP net loss of $2.5 million, or $0.07 per share, in the second quarter of 2010. These results exceeded management’s second quarter guidance of a net loss of $0.01 per share.

Non-GAAP Results
Second quarter non-GAAP net income was $6.4 million, or $0.17 per diluted share. This compared to non-GAAP net income of $3.3 million, or $0.09 per diluted share, in the second quarter of 2010. The company’s results exceeded management’s second quarter earnings guidance of $0.15 per diluted share.

Non-GAAP net income is computed by adjusting GAAP pre-tax income as reported on the company's statement of operations by adding back amortization of acquisition-related intangibles, stock-based compensation expense, unrealized investment gain or loss and restructuring costs, net of a 21 percent tax rate. Non-GAAP diluted earnings per share is calculated using the “if-converted” method with respect to the issuance of the company’s 2004 and 2010 convertible notes, which includes shares reserved upon conversion of 199,828 and 7,022,027, respectively. In computing non-GAAP diluted earnings per share, adjust non-GAAP net income to add back debt interest and issuance cost amortization expenses, net of the tax benefit, and then divide this amount by fully diluted shares outstanding. This amount, representing the fully diluted earnings computation, is selected to represent non-GAAP diluted earnings per share for each period presented. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this release.

“I am pleased to report we delivered a solid second quarter, significantly improving all earnings measures compared to last year,” said Joel Ronning, Digital River’s CEO. “While we have a cautious outlook for the second half of the year, we remain optimistic about our long-term growth opportunities. We have not seen a time of greater industry transformation or opportunity. We fully intend to leverage this period to our advantage by expanding existing client relationships, pursuing new markets and capitalizing on new product innovation.”

2011 Guidance
Management’s forward-looking financial expectations for the remainder of the 2011 fiscal year are as follows:

For the third quarter ending Sept. 30, 2011, management currently expects:

  Revenue of $94 million;
  GAAP diluted net income per share of $0.09, using GAAP weighted average diluted shares outstanding of 38.4 million and assuming a 19 percent tax rate; and
  Non-GAAP diluted net income per share of $0.24, using non-GAAP weighted average diluted shares outstanding of 45.6 million and assuming a 21 percent tax rate.

For the fourth quarter ending Dec. 31, 2011, management currently expects:

  Revenue of $108 million;
  GAAP diluted net income per share of $0.26, using GAAP weighted average diluted shares outstanding of 46.1 million and assuming a 19 percent tax rate; and
  Non-GAAP diluted net income per share of $0.39, using non-GAAP weighted average diluted shares outstanding of 46.1 million and assuming a 21 percent tax rate.

For the full year ending Dec. 31, 2011, management currently expects:

  Revenue of $393 million, which compares to previous guidance of $405.5 million;
  GAAP diluted net income of $0.56 per share, using GAAP weighted average diluted shares outstanding of 38.6 million and assuming a 19 percent tax rate. This compares to previous guidance of $0.58 per share and a 21 percent tax rate; and
  Non-GAAP diluted net income of $1.12 per share, using non-GAAP weighted average diluted shares outstanding of 45.6 million and assuming a 21 percent tax rate. This compares to previous guidance of $1.15 per share.

Digital River will hold a conference call today at 4:45 p.m. EDT to discuss second quarter financial results. A live webcast of Digital River’s earnings conference call can be accessed on the Investor Relations section of its corporate website. Alternatively, a live broadcast of the call may be heard by using conference ID #77845628 and dialing (877) 303-3145 inside the United States or Canada, or by calling +1 (408) 427-3861 from international locations. A webcast replay of the call will be archived on Digital River’s corporate website.

About Digital River, Inc.
Digital River, Inc., a leading provider of global e-commerce solutions, builds and manages online businesses for software and game publishers, consumer electronics manufacturers, distributors, online retailers and affiliates. Its multi-channel e-commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running an e-commerce operation. The company’s comprehensive platform offers site development and hosting, order management, fraud management, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.

Founded in 1994, Digital River is headquartered in Minneapolis with offices across the U.S., Asia, Europe and South America. For more details about Digital River, visit the corporate website, follow the company on Twitter or call +1 (952) 253-1234.

Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding the company’s anticipated future growth, including future financial performance, as well as statements containing the words “anticipates,” “believes,” “plans,” “will,” or “expects” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the company’s operating history and variability of operating results; competition in the e-commerce market; challenges associated with international expansion; the variability of foreign exchange rates; any breach or compromise of the company’s security systems; our ability to successfully manage our business while undertaking significant internal investments; our ability to execute upon our payments strategy and expand our business in this sector; our ability to achieve favorable tax rates in our international operations; and other risk factors referenced in the company’s public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended Dec. 31, 2010. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River’s most recent report on Form 10-K, each as it may be amended from time-to-time.

The forward-looking statements for the remainder of fiscal 2011 reflect management’s expectations as of July 28, 2011. Results may be materially affected by many factors, such as changes in global conditions in the financial services markets and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and the Internet, progress with key partners and other factors. The guidance assumes, among other things, that there are no changes to stock-based compensation expense and anticipated tax rates. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management's analysis only as of the date hereof. The company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.

Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Consolidated Balance Sheets
	June 30,	December 31,
	2011	2010
Assets
Current assets
Cash and cash equivalents	$432,454	$565,086
Short-term investments	276,200	163,029
Accounts receivable, net of allowance of $4,347 and $4,902	55,803	50,922
Deferred tax assets	10,730	10,628
Prepaid expenses and other	36,578	30,375
Total current assets	811,765	820,040
Property and equipment, net	48,063	49,599
Goodwill	297,222	283,940
Intangible assets, net of accumulated amortization of $86,211 and $80,106	33,199	37,911
Long-term investments	109,055	110,736
Deferred income taxes	17,699	17,721
Other assets	11,315	13,820
Total assets	$1,328,318	$1,333,767
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$172,049	$188,915
Accrued payroll	14,402	21,117
Deferred revenue	10,045	10,446
Accrued acquisition liabilities	-	1,615
Other accrued liabilities	39,958	58,083
Total current liabilities	236,454	280,176
Non-current liabilities
Convertible senior notes	353,805	353,805
Other liabilities	14,868	16,038
Total non-current liabilities	368,673	369,843
Total liabilities	605,127	650,019
Stockholders' equity
Preferred Stock, $.01 par value; 5,000,000 shares authorized; no shares issued or outstanding	-	-
Common Stock, $.01 par value; 120,000,000 shares authorized; 47,150,551 and 46,323,799 shares issued	471	463
Treasury stock at cost; 7,466,085 and 7,297,174 shares	(260,952)	(255,196)
Additional paid-in capital	696,775	683,307
Retained earnings	261,912	254,602
Accumulated other comprehensive income	24,985	572
Total stockholders' equity	723,191	683,748
Total liabilities and stockholders' equity	$1,328,318	$1,333,767

Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Consolidated Statements of Operations

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010
Revenue	$92,520	$81,832	$190,705	$180,558
Costs and expenses (exclusive of depreciation and
amortization expense shown separately below):
Direct cost of services	3,856	4,356	8,019	8,993
Network and infrastructure	12,477	12,118	25,089	23,550
Sales and marketing	39,492	36,159	77,198	77,209
Product research and development	18,106	16,221	33,726	31,910
General and administrative	10,867	10,766	21,623	21,595
Depreciation and amortization	5,559	6,095	10,964	11,576
Amortization of acquisition-related intangibles	2,205	1,612	4,327	3,093
Total costs and expenses	92,562	87,327	180,946	177,926
Income (loss) from operations	(42)	(5,495)	9,759	2,632
Interest income	1,753	608	3,228	1,372
Interest expense	(2,243)	(55)	(4,500)	(122)
Other income, net	672	55	538	907
Income (loss) before income taxes	140	(4,887)	9,025	4,789
Income tax expense (benefit)	(151)	(2,407)	1,715	302
Net income (loss)	$291	$(2,480)	$7,310	$4,487

Net income (loss) per share - basic	$0.01	$(0.07)	$0.20	$0.12
Net income (loss) per share - diluted	$0.01	$(0.07)	$0.19	$0.12
Shares used in per share calculation - basic	37,436	37,577	37,415	37,548
Shares used in per share calculation - diluted	37,981	37,577	38,105	38,345

Calculation of GAAP Diluted Net Income Per Share

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010
GAAP net income (loss)	$291	$(2,480)	$7,310	$4,487
Add back debt interest expense and issuance cost
amortization, net of tax benefit	-	-	-	42
Adjusted net income (loss) for GAAP EPS calculation	$291	$(2,480)	$7,310	$4,529

Net income (loss) per share - diluted	$0.01	$(0.07)	$0.19	$0.12
Shares used in per share calculation - diluted	37,981	37,577	38,105	38,345

Digital River, Inc.
Second Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Consolidated Statements of Cash Flows
	Six months ended June 30,
	2011	2010
Operating Activities
Net income	$7,310	$4,487
Adjustments to reconcile net income to net cash used in operating activities:
Amortization of acquisition-related intangibles	4,327	3,093
Provision for doubtful accounts	684	1,769
Depreciation and amortization	10,964	11,576
Debt issuance cost amortization	998	-
Stock-based compensation expense	10,686	9,998
Excess tax benefits from stock-based compensation	(1,474)	(502)
Deferred and other income taxes	1,151	(231)
Change in operating assets and liabilities (net of acquisitions):
Accounts receivable	(3,754)	8,347
Prepaid and other assets	(2,236)	1,555
Accounts payable	(23,684)	(49,686)
Deferred revenue	(675)	(14)
Income tax payable	(1,939)	2,680
Other accrued liabilities	(29,241)	(15,264)
Net cash used in operating activities	(26,883)	(22,192)

Investing Activities
Purchases of investments	(191,634)	(33,155)
Sales of investments	83,646	20,150
Cash paid for acquisitions, net of cash received	-	(8,950)
Purchases of equipment and capitalized software	(9,136)	(10,291)
Net cash used in investing activities	(117,124)	(32,246)

Financing Activities
Debt issuance costs	(342)	-
Exercise of stock options	315	866
Sales of common stock under employee stock purchase plan	1,251	1,138
Repurchase of restricted stock to satisfy tax withholding obligation	(5,756)	(3,119)
Excess tax benefits from stock-based compensation	1,474	502
Net cash used in financing activities	(3,058)	(613)
Effect of exchange rate changes on cash	14,433	(25,866)
Net decrease in cash and cash equivalents	(132,632)	(80,917)
Cash and cash equivalents, beginning of period	565,086	392,704

Cash and cash equivalents, end of period	$432,454	$311,787

Cash paid for interest on convertible senior notes	$3,505	$55
Cash paid for income taxes	$2,275	$2,754

Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)
UTILIZING 21% EFFECTIVE INCOME TAX RATE

					Twelve months
	Three months ended				ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2010	2010	2010	2010	2010
GAAP pre-tax income (loss)	$9,676	$(4,887)	$1,093	$7,391	$13,273
Add back amortization of acquisition-related intangibles	1,481	1,612	2,188	2,564	7,845
Add back stock-based compensation expense	4,476	5,522	5,280	5,495	20,773
Add back unrealized investment gain/loss	-	-	1,562	626	2,188
Add back restructuring related costs	-	1,870	443	-	2,313
Non-GAAP pre-tax income	15,633	4,117	10,566	16,076	46,392
Income tax expense @ 21%	3,283	865	2,218	3,376	9,742
Non-GAAP net income	12,350	3,252	8,348	12,700	36,650
Add back debt interest expense and issuance cost
amortization, net of tax benefit	21	21	21	937	1,000
Adjusted net income for non-GAAP EPS calculation	$12,371	$3,273	$8,369	$13,637	$37,650

Non-GAAP net income per share - diluted	$0.32	$0.09	$0.22	$0.32	$0.95

Shares used in per share calculation - diluted	38,220	38,351	38,504	43,085	39,512

					Six months
	Three months ended				ended
	March 31,	June 30,			June 30,
	2011	2011			2011
GAAP pre-tax income	$8,885	$140			$9,025
Add back amortization of acquisition-related intangibles	2,122	2,205			4,327
Add back stock-based compensation expense	4,955	5,731			10,686
Subtotal	15,962	8,076			24,038
Income tax expense @ 21%	3,352	1,696			5,048
Non-GAAP net income	12,610	6,380			18,990
Add back debt interest expense and issuance cost
amortization, net of tax benefit	1,420	20			2,833
Adjusted net income for non-GAAP EPS calculation	$14,030	$6,400			$21,823

Non-GAAP net income per share - diluted	$0.31	$0.17			$0.48

Shares used in per share calculation - diluted	45,276	38,181			45,327

Breakdown of stock-based compensation expense
					Six months
	Three months ended				ended
	March 31,	June 30,			June 30,
	2011	2011			2011
Direct cost of services	$115	$118			$233
Network and infrastructure	247	345			592
Sales and marketing	1,760	2,116			3,876
Product research and development	710	781			1,491
General and administrative	2,123	2,371			4,494
Total	$4,955	$5,731			$10,686

Digital River, Inc.
Non-GAAP Guidance
(Unaudited, in thousands, except per share amounts)

Non-GAAP Guidance Reconciliation
	Q3 - 2011	Full Year 2011
	Guidance	Guidance
Expected GAAP net income per share - diluted	$0.09	$0.56
Add back amortization of acquisition-related costs, net of tax	0.05	0.18
Add back stock-based compensation expense, net of tax	0.12	0.45
Convertible debt dilution impact, net of tax	(0.02)	(0.07)
Expected non-GAAP diluted net income per share	$0.24	$1.12

Projected Shares Used in Per Share Calculation
	Three months	Twelve months
	ended	ended
	September 30,	December 31,
	2011	2011

Shares used in per share calculation - GAAP diluted	38,427	38,555
Shares used in per share calculation - non-GAAP diluted	45,649	45,577

CONTACT:
Digital River, Inc.
Investor Relations Contact:
Ed Merritt, 952-540-3362
Vice President, Investor Relations
investorrelations@digitalriver.com
or
Media Relations Contact:
Gerri Dyrek, 952-253-1234, ext. 38396
Group Vice President, Corporate Communications
gdyrek@digitalriver.com